Exhibit 99.1
MYR Group Inc. Announces Appointment of New Board Member
Thornton, Colo., August 26, 2025 — MYR Group Inc. (“MYR Group” or the “Company”) (NASDAQ: MYRG), announced today the appointment of Aurelie Richard to the Company’s Board of Directors (the “Board”), effective August 26, 2025. Ms. Richard will serve as a director and on the Board’s Audit Committee.
“We are pleased to announce Aurelie’s appointment as a new member of our Board of Directors,” said MYR Group’s Chair of the Board, Kenneth M. Hartwick. “Aurelie brings strategic and financial acumen, extensive industry experience, and a diverse and a strong commitment to people development. We look forward to the leadership she will bring as we continue to advance our growth strategy, and we welcome Aurelie in her new role.”
Ms. Richard has over thirty years of experience in finance and management. She currently serves as Chief Financial and Strategy Officer for S&C Electric Company ("S&C"), holding several executive positions in Finance, Strategy and Human Resources and developed expertise in energy management, electrical distribution systems, performance contracting and industrial automation. Prior to S&C, Ms. Richard held several leadership positions at Schneider Electric and Ernst & Young.
Ms. Richard has an undergraduate degree in accounting and finance, a CPA certification and a Master of Business Administration degree from EM Lyon Business School in France. She also holds a certification in Science in Learning and Organizational Change from Northwestern University and was recognized as The Manufacturing Institute’s 2024 Women MAKE Awards honoree.
About MYR Group Inc.
MYR Group is a holding company of leading, specialty electrical contractors providing services throughout the United States and Canada through two business segments: Transmission & Distribution (T&D) and Commercial & Industrial (C&I). MYR Group subsidiaries have the experience and expertise to complete electrical installations of any type and size. Through their T&D segment they provide services on electric transmission, distribution networks, substation facilities, clean energy projects and electric vehicle charging infrastructure. Their comprehensive T&D services include design, engineering, procurement, construction, upgrade, maintenance and repair services. T&D customers include investor-owned utilities, cooperatives, private developers, government-funded utilities, independent power producers, independent transmission companies, industrial facility owners and other contractors. Through their C&I segment, they provide a broad range of services which include the design, installation, maintenance and repair of commercial and industrial wiring generally for data centers, airports, hospitals, hotels, stadiums, commercial and industrial facilities, clean energy projects, manufacturing plants, processing facilities, water/waste-water treatment facilities, mining facilities, intelligent transportation systems, roadway lighting, signalization and electric vehicle charging infrastructure. C&I customers include general contractors, commercial and industrial facility owners, government agencies and developers. For more information, visit myrgroup.com.
Forward-Looking Statements
Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely,” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR's business, particularly those mentioned in the risk factors and cautionary statements in Item 1A. of MYR's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in any risk factors or cautionary statements contained in MYR's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.
MYR Group Inc. Contact:
Jennifer Harper, Vice President, Investor Relations & Treasurer, 847-979-5835, investorinfo@myrgroup.com